Exhibit 99.1

LOS ANGELES SINGAPORE KUALA LUMPUR BANGKOK SUZHOU TIANJIN CHONGQING JIANGSU

FOR IMMEDIATE RELEASE	Company Contact: A. Charles Wilson Chairman (818) 787-7000	Investor Contact: Berkman Associates (310) 927-3108 robert.jacobs@jacobscon.com

Trio-Tech Reports First Quarter Net Income

of $0.21 Per Share As Revenue Increased 17%

Van Nuys, CA -- November 10, 2022 – Trio-Tech International (NYSE MKT: TRT) today announced financial results for the first quarter of fiscal 2023.

Revenue for the three months ended September 30, 2022 increased 17% to $11,939,000 compared to $10,171,000 for the three months ended September 30, 2021, highlighted by a 38% increase in testing services revenue.

Overall gross margin increased 14%, but declined to 30% of revenue compared to 31% of revenue in the same quarter last year, primarily related to lower margin product mix at testing services and manufacturing operations.

Net income for the first quarter of fiscal 2023 was $882,000, or $0.21 per diluted share, compared to net income of $917,000, or $0.23 per diluted share, for the first quarter last year.

Shareholders' equity at September 30, 2022 decreased to $27,818,000, or $6.82 per outstanding share, compared to $28,002,000, or $6.88 per outstanding share at June 30, 2022. There were approximately 4,077,000 and 4,072,000 common shares outstanding at September 30, 2022 and June 30, 2022, respectively.

CEO Comments

S.W. Yong, Trio-Tech's CEO, said, “Remarkable revenue growth in our testing services business was the key to another successful quarter for our company, and our manufacturing segment delivered modest revenue growth as well. With encouraging backlog and a strong balance sheet, including cash and short-term deposits of $12,257,000, or about $3.00 per outstanding share, we remain cautiously optimistic about Trio-Tech’s financial performance for fiscal 2023.”

About Trio‑Tech

Established in 1958, Trio-Tech International is located in Van Nuys, California, with its Principal Executive Office and regional headquarters in Singapore. Trio-Tech International is a diversified business group with interests in semiconductor testing services, manufacturing and distribution of semiconductor testing equipment, and real estate. Our subsidiary locations include Tianjin, Suzhou, Chongqing and Jiangsu in China, as well as Kuala Lumpur Malaysia and Bangkok Thailand. Further information about Trio-Tech's semiconductor products and services can be obtained from the Company's Web site at www.triotech.com and www.universalfareast.com.

(more)

16139 Wyandotte Street, Van Nuys, CA 91406,  USA  ●  TEL:  (818) 787-7000  ●  FAX  (818) 787-9130

Trio-Tech First Quarter Net Income $0.21 Per Share

November 10, 2022

Page Two

Forward Looking Statements

This press release contains statements that are forward looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 and may contain forward looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, and assumptions regarding future activities and results of operations of the Company. In light of the "safe harbor" provisions of the Private Securities Litigation Reform Act of 1995, the following factors, among others, could cause actual results to differ materially from those reflected in any forward looking statements made by or on behalf of the Company: market acceptance of Company products and services; changing business conditions or technologies and volatility in the semiconductor industry, which could affect demand for the Company's products and services; the impact of competition; problems with technology; product development schedules; delivery schedules; changes in military or commercial testing specifications which could affect the market for the Company's products and services; difficulties in profitably integrating acquired businesses, if any, into the Company; risks associated with conducting business internationally and especially in Asia, including currency fluctuations and devaluation, currency restrictions, local laws and restrictions and possible social, political and economic instability; changes in U.S. and global financial and equity markets, including market disruptions and significant interest rate fluctuations; public health issues related to the COVID-19 pandemic; geopolitical conflicts, including the war in Ukraine; trade tension between U.S. and China and other economic, financial and regulatory factors beyond the Company's control. Other than statements of historical fact, all statements made in this release are forward looking, including, but not limited to, statements regarding industry prospects, future results of operations or financial position, and statements of our intent, belief and current expectations about our strategic direction, prospective and future financial results and condition. In some cases, you can identify forward looking statements by the use of terminology such as "may," "will," "expects," "plans," "anticipates," "estimates," "potential," "believes," "can impact," "continue," or the negative thereof or other comparable terminology. Forward looking statements involve risks and uncertainties that are inherently difficult to predict, which could cause actual outcomes and results to differ materially from our expectations, forecasts and assumptions. Many of these risks and uncertainties are beyond the Company's control. Reference is made to the discussion of risk factors detailed in the Company's filings with the Securities and Exchange Commission including its reports on Form 10-K and 10-Q. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the dates on which they are made.

(tables attached)

TRIO‑TECH INTERNATIONAL AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF OPERATIONS AND COMPREHENSIVE INCOME
UNAUDITED (IN THOUSANDS, EXCEPT EARNINGS PER SHARE)

	Three Months Ended
	September 30,

Revenue	2022	2021
Manufacturing	$3,585	$3,562
Testing services	6,364	4,600
Distribution	1,982	1,998
Real estate	8	11
	11,939	10,171
Cost of Sales
Cost of manufactured products sold	2,525	2,434
Cost of testing services rendered	4,126	2,883
Cost of distribution	1,648	1,656
Cost of real estate	18	19
	8,317	6,992

Gross Margin	3,622	3,179

Operating Expense:
General and administrative	2,305	1,980
Selling	173	147
Research and development	73	82
Gain on disposal of property, plant and equipment	4	--
Total operating expense	2,555	2,209

Income from Operations	1,067	970

Other Income / (Expense)
Interest expense	(44)	(28)
Other income, net	179	161
Total other income	135	133

Income from Continuing Operations before Income Taxes	1,202	1,103
Income Tax Expense	(225)	(180)

Income from Continuing Operations before Non-controlling Interest, net of tax	977	923

Income from Discontinued Operations, net of tax	1	5
NET INCOME	978	928

Less: Net Income Attributable to the Non-controlling Interest	96	11
Net Income Attributable to Trio-Tech International	882	917
Net Income Attributable to Trio-Tech International:
Income from continuing operations, net of tax	882	914
Income from discontinued operations, net of tax	--	3
Net Income Attributable to Trio-Tech International	$882	$917

Earnings per share
Basic earnings per share	$0.22	$0.23
Diluted earnings per share	$0.21	$0.23

Weighted Average Shares Outstanding - Basic	4,077	3,913
Weighted Average Shares Outstanding - Diluted	4,158	4,007

TRIO‑TECH INTERNATIONAL AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF OPERATIONS AND COMPREHENSIVE INCOME
UNAUDITED (IN THOUSANDS, EXCEPT EARNINGS PER SHARE)

	Three Months Ended
	September 30,
	2022	2021
Comprehensive Income Attributable to Trio-Tech International:
Net Income	$978	$928
Foreign Currency Translation, net of tax	(1,213)	(289)
Comprehensive (Loss) / Income	(235)	639
Less: Comprehensive Income Attributable to Non-controlling Interests	79	4
Comprehensive (Loss) / Income Attributable to Trio-Tech International	$(314)	$635

TRIO‑TECH INTERNATIONAL AND SUBSIDIARIES
CONDENSED CONSOLIDATED BALANCE SHEETS
(IN THOUSANDS, EXCEPT NUMBER OF SHARES)

	Sep. 30,	June 30,
	2022	2022
	(Unaudited)	(Audited)
ASSETS
CURRENT ASSETS:
Cash and cash equivalents	$9,428	$7,698
Short-term deposits	2,829	5,420
Trade account receivables, net	12,491	11,592
Other receivables	942	998
Inventories, net	3,548	2,258
Prepaid expenses and other current assets	631	1,215
Financed sales receivable	20	21
Total current assets	29,889	29,202

Deferred tax assets	173	169
Investment properties, net	533	585
Property, plant and equipment, net	8,687	8,481
Operating lease right-of-use assets	2,759	3,152
Other assets	121	137
Financed sales receivable	11	17
Restricted term deposits	1,632	1,678
Total non-current assets	13,916	14,219
TOTAL ASSETS	$43,805	$43,421

LIABILITIES AND SHAREHOLDERS’ EQUITY
CURRENT LIABILITIES:
Lines of credit	$482	$929
Accounts payable	3,469	2,401
Accrued expense	6,179	6,004
Income taxes payable	968	787
Current portion of bank loans payable	491	472
Current portion of finance leases	104	118
Current portion of operating leases	1,130	1,218
Total current liabilities	12,823	11,929
Bank loans payable, net of current portion	1,251	1,272
Finance leases, net of current portion	91	119
Operating leases, net of current portion	1,629	1,934
Income taxes payable	137	137
Deferred tax liabilities	30	--
Other non-current liabilities	26	28
Total non-current liabilities	3,164	3,490
TOTAL LIABILITIES	15,987	15,419

EQUITY
TRIO-TECH INTERNATIONAL'S SHAREHOLDERS' EQUITY:
Common stock, no par value, 15,000,000 shares authorized; 4,076,680 and 4,071,680 shares issued and outstanding at September 30, 2022 and June 30, 2022, respectively	12,769	12,750
Paid-in capital	4,740	4,708
Accumulated retained earnings	10,101	9,219
Accumulated other comprehensive gain-translation adjustments	1	1,197
Total Trio-Tech International shareholders' equity	27,611	27,874
Non-controlling interest	207	128
TOTAL EQUITY	27,818	28,002
TOTAL LIABILITIES AND EQUITY	$43,805	$43,421